FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports First Quarter 2009 EPS of $0.34 Per Share
Akron, Ohio (April 28, 2009) — FirstMerit Corporation (Nasdaq: FMER) reported first quarter 2009 net income of $29.4 million, or $0.34 per diluted share. This compares with $29.1 million, or $0.36 per diluted share, for the fourth quarter 2008 and $31.4 million, or $0.39 per diluted share, for the first quarter 2008.
     Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2009 were 11.12% and 1.07%, respectively, compared with 12.47% and 1.08% for the fourth quarter 2008 and 13.56% and 1.22% for the first quarter 2008.
     “FirstMerit is positioned to take advantage of the many opportunities within our footprint while facing the challenges of today’s economy,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “Execution on our super community bank model continues to generate profitable organic growth in our core markets. Our first quarter performance delivered strong results for our shareholders.”
     Net interest margin was 3.53% for the first quarter of 2009 compared with 3.82% for the fourth quarter of 2008 and 3.60% for the first quarter of 2008, reflecting a rapid decline in market interest rates late in the fourth quarter of 2008 and the impact on rates earned on loans repricing more quickly than the rates paid on interest-bearing deposits.
     Average loans during the first quarter of 2009 increased $14.8 million, or 0.20%, compared to the fourth quarter of 2008 and $357.1 million, or 5.08%, compared with the first quarter of 2008. Increases in the respective periods were due to average commercial loan growth of $64.0 million, or 1.50%, and $395.5 million, or 10.03%.
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FirstMerit Reports First Quarter 2009 EPS Results / Page 2
     Average deposits during the first quarter of 2009 decreased $28.4 million, or 0.37%, compared with the fourth quarter of 2008 and increased $314.0 million, or 4.28%, compared with the first quarter of 2008. During the first quarter of 2009 the Company increased its average core deposits, which excludes time deposits, by $260.5 million, or 5.43%, compared with the fourth quarter of 2008, and $593.4 million, or 13.28%, compared with the first quarter of 2008.
     Average investments increased $283.6 million, or 11.34%, compared with the fourth quarter of 2008 and increased $276.8 million, or 11.04%, over the first quarter of 2008.
     Net interest income on a fully tax-equivalent (“FTE”) basis was $88.6 million in the first quarter 2009 compared with $94.9 million in the fourth quarter of 2008 and $85.7 million in the first quarter of 2008. Compared with the fourth quarter of 2008, average earning assets increased $312.7 million, or 3.17% and $608.1 million or 6.35% compared to the first quarter of 2008.
     Noninterest income net of securities transactions for the first quarter of 2009 was $55.2 million, an increase of $3.9 million, or 7.70%, from the fourth quarter of 2008 and an increase of $2.9 million, or 5.46%, from the first quarter of 2008. Included in noninterest income in the first quarter 2008 was a $7.9 million gain from the partial redemption of Visa, Inc. shares.
     The primary changes in other income for the 2009 first quarter as compared to the first quarter of 2008 were as follows: trust income was $4.8 million, down 12.11% primarily due to declines in the equity markets; service charges on deposits was $14.2 million, down 3.89% primarily attributable to fewer overdraft items and customer preferences to hold larger balances; credit card fees were $11.1 million, down 0.65%; loan sales and servicing income was $2.3 million, an increase of $0.9 million, primarily attributable to refinancing in the current low rate mortgage market environment; bank owned life insurance income was $3.0 million, down 5.81%; and other operating income was $14.3 million, an increase of $11.4 million. Included in other operating income was $9.5 million, due to curtailment of the postretirement medical benefit plan for active employees.
     Other income, net of securities gains, as a percentage of net revenue for the first quarter of 2009 was 38.39% compared with 35.07% for fourth quarter of 2008 and 37.91% for the first quarter of 2008. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
     Noninterest expense for the first quarter of 2009 was $83.2 million, a decrease of $5.0 million, or 5.71%, from the fourth quarter of 2008 and an increase of $2.0 million, or 2.42%, from the first quarter of 2008. For the three months ended March 31, 2009, increases in operating expenses compared to the first quarter 2008 were primarily attributable to an increase in professional services. Professional services were $3.5 million, up $1.6 million as compared to first quarter 2008.
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FirstMerit Reports First Quarter 2009 EPS Results / Page 3
     During the first quarter of 2009, the Company improved its efficiency ratio to 57.81%, compared with 60.34% for the fourth quarter of 2008 and 58.69% for the first quarter of 2008.
     “Expense management combined with a focus on revenue growth enhances our operating efficiencies,” commented Mr. Grieg. “For seven consecutive quarters we have increased total revenue over the prior year results.”
     Net charge-offs totaled $15.6 million, or 0.86% of average loans, in the first quarter of 2009 compared with $15.2 million, or 0.82% of average loans, in the fourth quarter 2008 and $11.3 million, or 0.65% of average loans, in the first quarter of 2008.
     Nonperforming assets totaled $76.2 million at March 31, 2009, an increase of $18.7 million, or 32.54%, compared with December 31, 2008 and $40.9 million, or 115.98%, compared with March 31, 2008. Nonperforming assets at March 31, 2009 represented 1.04% of period-end loans plus other real estate compared with 0.77% at December 31, 2008 and 0.50% at March 31, 2009.
     The allowance for loan losses totaled $106.2 million at March 31, 2009, an increase of $2.5 million from December 31, 2008. At March 31, 2009, the allowance for loan losses was 1.45% of period-end loans compared with 1.40% at December 31, 2008 and 1.33% at March 31, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.53% at March 31, 2009, compared with 1.49% at December 31, 2008 and 1.45% at March 31, 2008. The allowance for credit losses to nonperforming loans was 159.22% at March 31, 2009, compared with 211.38% at December 31, 2008 and 345.59% at March 31, 2008.
     The Company’s total assets at March 31, 2009 were $11.0 billion, a decrease of $127.9 million, or 1.15%, compared with December 31, 2008 and an increase of $455.3 million, or 4.33%, compared with March 31, 2008. Commercial loan growth of $324.8 million, or 8.08%, compared with March, 31, 2008, provided the majority of the overall asset growth. Total loans decreased $74.9 million compared with December 31, 2008 and increased $278.0 million over March 31, 2008.
     Total deposits were $7.7 billion at March 31, 2009, an increase of $80.5 million, or 1.06%, from December 31, 2008 and an increase of $255.5 million, or 3.44%, from March 31, 2008. The increase compared with March 31, 2008 was driven by an overall increase in savings and demand deposits. Core deposits totaled $5.3 billion at March 31, 2009, an increase of $464.6 million, or 9.65%, from December 31, 2008 and an increase of $713.2 million, or 15.61%, from March 31, 2008.
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FirstMerit Reports First Quarter 2009 EPS Results / Page 4
     Shareholders’ equity was $1,084.3 million at March 31, 2009, compared with $937.8 million at December 31, 2008 and $937.4 million at March 31, 2008. The Company increased its strong capital position as tangible common equity to assets was 7.56% at March 31, 2009, compared with 7.27% and 7.68% at December 31, 2008 and March 31, 2008, respectively. The common dividend per share paid in the first quarter 2009 was $0.29.
     On January 9, 2009, the Company completed the sale to the Treasury of $125.0 million of newly issued FirstMerit non-voting preferred shares as part of the Treasury’s Troubled Assets Relief Program Capital Purchase Program. FirstMerit issued and sold to the Treasury for an aggregate purchase price of $125.0 million in cash 125,000 shares of FirstMerit’s Fixed Rate Cumulative Perpetual Preferred Shares, Series A, each without par value and having a liquidation preference of $1,000 per share along with a warrant to purchase 952,260 shares of the Company’s common stock.
     On April 22, 2009, the Company completed the repurchase of all 125,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A from the United States Department of the Treasury. The preferred shares were repurchased at a price of approximately $126.2 million, which includes accrued and unpaid dividends of approximately $1.2 million. The repurchase of the preferred stock will result in a charge to the Company’s retained earnings of approximately 4.7 million, representing the unaccreted difference between the carrying value of the preferred stock and the repurchase price. The Company is currently evaluating the repurchase of the warrant and does not anticipate that the repurchase of the warrant will have an impact on the Company’s net income or net income available to common shareholders.
     The Company also announced today that its Board of Directors has declared a quarterly dividend of $0.16 per share on the Company’s common stock payable June 15, 2009 to shareholders of record on June 1, 2009. Shareholders of record on June 1, 2009, will also receive a $0.13 per share dividend of common stock. The change in the composition of the current dividend payment from all-cash will allow FirstMerit to retain as additional equity approximately $10.5 million per quarter, near term, which will serve to enhance the Company’s Tier I and tangible common equity ratios.
     Mr. Greig said, “FirstMerit has a strong capital position, with a tangible common equity to asset ratio of 7.56% at the end of the first quarter. Given the current climate of economic uncertainty, the Board of Directors determined that it would be prudent and in the best interests of FirstMerit’s shareholders to further strengthen its capital position. Changing the composition of the dividend to part cash and part stock will enable us to increase our level of retained earnings in order to add to our already high levels of capital.”
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FirstMerit Reports First Quarter 2009 EPS Results / Page 5
First Quarter 2009 Conference Call
FirstMerit will host an earnings conference call on April 28, 2009, at 2:00 p.m. EDT to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 94237772. A replay of the conference call will be available at approximately 5:00 p.m., on April 28, 2009 through May 6, 2009, by dialing (800) 642-1687, and entering the PIN: 94237772.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $11.0 billion as of March 31, 2009 and 158 banking offices and 172 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2009	2008	2008	2008	2008
EARNINGS	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Net interest income FTE (a)	$88,577	$94,855	$92,659	$88,956	$85,695
Provision for loan losses	18,065	16,986	15,531	14,565	11,521
Other income	55,188	52,795	47,029	48,758	52,854
Other expenses	83,203	88,240	80,609	80,550	81,234
FTE adjustment (a)	1,683	1,617	1,538	1,425	1,396
Net income	29,434	29,136	29,753	29,153	31,443
Diluted EPS	0.34	0.36	0.37	0.36	0.39

PERFORMANCE RATIOS
Return on average assets (ROA)	1.07%	1.08%	1.12%	1.11%	1.22%
Return on average common equity (ROE)	11.12%	12.47%	12.73%	12.31%	13.56%
Net interest margin FTE (a)	3.53%	3.82%	3.78%	3.69%	3.60%
Efficiency ratio	57.81%	60.34%	57.64%	58.38%	58.69%
Number of full-time equivalent employees	2,562	2,575	2,614	2,679	2,676

MARKET DATA
Book value/common share	$11.78	$11.58	$11.44	$11.43	$11.59
Period-end common share mkt value	18.20	20.59	21.00	16.31	20.66
Market as a % of book	155%	178%	184%	143%	178%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	85.29%	80.56%	78.38%	80.56%	74.36%
Average basic common shares	81,293	80,972	80,869	80,855	80,655
Average diluted common shares	81,302	80,981	80,896	80,898	80,722
Period end common shares	81,417	80,960	80,974	80,846	80,879
Common shares repurchased	44,584	18,900	2,623	34,380	5,426
Common stock market capitalization	$1,481,789	$1,666,966	$1,700,454	$1,318,598	$1,670,960

ASSET QUALITY
Gross charge-offs	$18,936	$17,932	$14,957	$14,830	$14,669
Net charge-offs	15,565	15,236	11,763	10,737	11,315
Allowance for loan losses	106,257	103,757	102,007	98,239	94,411
Reserve for unfunded lending commitments	6,019	6,588	6,493	7,310	7,903
Nonperforming assets (NPAs)	76,243	57,526	43,491	41,639	35,301
Net charge-offs/average loans ratio	0.86%	0.82%	0.64%	0.60%	0.65%
Allowance for loan losses/period-end loans	1.45%	1.40%	1.38%	1.36%	1.33%
Allowance for credit losses/period-end loans	1.53%	1.49%	1.47%	1.46%	1.45%
NPAs/loans and other real estate	1.04%	0.77%	0.59%	0.57%	0.50%
Allowance for loan losses/nonperforming loans	151.35%	198.76%	264.45%	268.52%	318.89%
Allowance for credit losses/nonperforming loans	159.93%	211.38%	281.28%	288.50%	345.59%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.56%	7.27%	7.45%	7.52%	7.68%
Average equity to assets	9.66%	8.66%	8.79%	9.06%	8.98%
Average equity to loans	14.54%	12.62%	12.76%	13.34%	13.27%
Average loans to deposits	96.56%	96.01%	99.40%	97.29%	95.82%

AVERAGE BALANCES
Assets	$11,115,042	$10,731,029	$10,569,496	$10,520,469	$10,388,359
Deposits	7,644,118	7,672,560	7,326,364	7,339,506	7,330,097
Loans	7,381,019	7,366,246	7,282,333	7,140,627	7,023,928
Earning assets	10,189,233	9,876,488	9,755,812	9,704,252	9,581,121
Shareholders’ equity	1,073,276	929,788	929,495	952,769	932,405

ENDING BALANCES
Assets	$10,972,176	$11,100,026	$10,684,845	$10,564,752	$10,516,828
Deposits	7,678,213	7,597,679	7,430,556	7,277,184	7,422,678
Loans	7,350,763	7,425,613	7,381,592	7,240,882	7,072,797
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,316	1,403	1,490	1,577	1,754
Earning assets	10,108,403	10,209,602	9,840,951	9,724,859	9,688,270
Total shareholders’ equity	1,084,269	937,843	926,078	924,429	937,439

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2008, which is derived from the audited financial statements)

	March 31,	December 31,	March 31,
	2009	2008	2008
ASSETS
Cash and due from banks	$179,397	$178,406	$200,852
Investment securities (at fair value)	2,735,232	2,772,848	2,559,729
Loans held for sale	22,408	11,141	55,744
Loans:
Commercial loans	4,344,915	4,352,730	4,020,155
Mortgage loans	524,909	547,125	575,479
Installment loans	1,533,885	1,574,587	1,576,517
Home equity loans	741,073	733,832	684,064
Credit card loans	141,597	149,745	145,747
Leases	64,384	67,594	70,835

Total loans	7,350,763	7,425,613	7,072,797
Less allowance for loan losses	(106,257)	(103,757)	(94,411)

Net loans	7,244,506	7,321,856	6,978,386
Premises and equipment, net	130,920	133,184	126,273
Goodwill	139,245	139,245	139,245
Intangible assets	1,316	1,403	1,754
Accrued interest receivable and other assets	519,152	541,943	454,845

Total assets	$10,972,176	$11,100,026	$10,516,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,848,200	$1,637,534	1,498,107
Demand-interest bearing	669,789	666,615	703,319
Savings and money market accounts	2,763,058	2,512,331	2,366,466
Certificates and other time deposits	2,397,166	2,781,199	2,854,786

Total deposits	7,678,213	7,597,679	7,422,678

Securities sold under agreements to repurchase	804,525	921,390	1,298,145
Wholesale borrowings	1,134,152	1,344,195	653,618
Accrued taxes, expenses, and other liabilities	271,017	298,919	204,948

Total liabilities	9,887,907	10,162,183	9,579,389

Commitments and contingencies Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Fixed-Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 liquidation preference; authorized and issued 125,000 shares	120,622	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at March 31, 2009, December 31, 2008 and March 31, 2008	127,937	127,937	127,937
Common stock warrant	4,582	—	—
Capital surplus	84,876	94,802	91,387
Accumulated other comprehensive loss	(38,634)	(54,080)	(31,576)
Retained earnings	1,057,681	1,053,435	1,035,766
Treasury stock, at cost, 10,609,284, 11,066,108 and 11,147,360
shares at March 31, 2009, December 31, 2008 and March 31, 2008, respectively	(272,795)	(284,251)	(286,075)

Total shareholders’ equity	1,084,269	937,843	937,439

Total liabilities and shareholders’ equity	$10,972,176	$11,100,026	$10,516,828

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	Quarterly Periods
	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008
ASSETS
Cash and due from banks	$209,922	$192,804	$171,370	$173,044	$171,028
Investment securities/fed funds sold	2,784,966	2,501,346	2,461,431	2,515,546	2,508,125
Loans held for sale	23,248	8,896	12,048	48,079	49,068
Loans:
Commercial loans	4,337,108	4,273,123	4,168,951	4,069,305	3,941,573
Mortgage loans	536,498	555,713	569,293	577,178	584,000
Installment loans	1,558,374	1,596,053	1,617,265	1,584,825	1,587,267
Home equity loans	736,956	722,466	709,365	692,567	686,603
Credit card loans	146,355	150,133	147,924	147,242	150,575
Leases	65,728	68,758	69,535	69,510	73,910

Total loans	7,381,019	7,366,246	7,282,333	7,140,627	7,023,928
Less allowance for loan losses	102,533	100,898	98,091	94,002	93,804

Net loans	7,278,486	7,265,348	7,184,242	7,046,625	6,930,124

Total earning assets	10,189,233	9,876,488	9,755,812	9,704,252	9,581,121

Premises and equipment, net	132,156	130,511	127,267	126,488	128,185
Accrued interest receivable and other assets	686,264	632,124	613,138	610,687	601,829

TOTAL ASSETS	$11,115,042	$10,731,029	$10,569,496	$10,520,469	$10,388,359

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,767,885	$1,607,901	$1,545,427	$1,518,841	$1,446,889
Demand-interest bearing	655,279	658,208	678,803	709,922	702,115
Savings and money market accounts	2,638,166	2,534,702	2,373,995	2,366,296	2,318,899
Certificates and other time deposits	2,582,788	2,871,749	2,728,139	2,744,447	2,862,194

Total deposits	7,644,118	7,672,560	7,326,364	7,339,506	7,330,097

Securities sold under agreements to repurchase	941,112	1,168,438	1,504,011	1,312,436	1,310,364
Wholesale borrowings	1,151,777	766,358	634,226	711,132	618,572

Total funds	9,737,007	9,607,356	9,464,601	9,363,074	9,259,033
Accrued taxes, expenses and other liabilities	304,759	193,885	175,400	204,626	196,921

Total liabilities	10,041,766	9,801,241	9,640,001	9,567,700	9,455,954

SHAREHOLDERS’ EQUITY
Preferred stock	109,807	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Common stock warrant	4,175	—	—	—	—
Capital surplus	86,872	93,761	93,381	92,313	96,048
Accumulated other comprehensive (loss) income	(49,477)	(62,018)	(54,000)	(40,757)	(32,170)
Retained earnings	1,069,948	1,053,992	1,048,452	1,059,840	1,032,036
Treasury stock	(275,986)	(283,884)	(286,275)	(286,564)	(291,446)

Total shareholders’ equity	1,073,276	929,788	929,495	952,769	932,405

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$11,115,042	$10,731,029	$10,569,496	$10,520,469	$10,388,359

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND
SUBSIDIARIES
(Dollars in thousands)

	Three months ended			Year ended			Three months ended
	March 31, 2009			December 31, 2008			March 31, 2008
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$209,922			$177,089			$171,028
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,251,028	25,954	4.68%	1,985,026	94,260	4.75%	2,004,597	23,295	4.67%
Obligations of states and political subdivisions (tax exempt)	320,943	4,914	6.21%	294,724	17,910	6.08%	280,919	4,263	6.10%
Other securities and federal funds sold	212,995	2,341	4.46%	216,794	11,326	5.22%	222,609	3,050	5.51%

Total investment securities and federal funds sold	2,784,966	33,209	4.84%	2,496,544	123,496	4.95%	2,508,125	30,608	4.91%

Loans held for sale	23,248	322	5.62%	29,419	1,602	5.45%	49,068	672	5.51%
Loans	7,381,019	87,508	4.81%	7,203,946	434,704	6.03%	7,023,928	115,640	6.62%

Total earning assets	10,189,233	121,039	4.82%	9,729,909	559,802	5.75%	9,581,121	146,920	6.17%

Allowance for loan losses	(102,533)			(96,714)			(93,804)
Other assets	818,420			739,158			730,014

Total assets	$11,115,042			$10,549,442			$10,388,359

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,767,885	—	—	$1,530,021	—	—	$1,446,889	—	—
Demand — interest bearing	655,279	155	0.10%	687,160	2,514	0.37%	702,115	964	0.55%
Savings and money market accounts	2,638,166	5,377	0.83%	2,398,778	29,839	1.24%	2,318,899	9,643	1.67%
Certificates and other time deposits	2,582,788	18,588	2.92%	2,801,623	105,853	3.78%	2,862,194	31,987	4.49%

Total deposits	7,644,118	24,120	1.28%	7,417,582	138,206	1.86%	7,330,097	42,594	2.34%

Securities sold under agreements to repurchase	941,112	999	0.43%	1,343,441	31,857	2.37%	1,310,364	11,542	3.54%
Wholesale borrowings	1,151,777	7,343	2.59%	663,109	27,574	4.16%	618,572	7,089	4.61%

Total interest bearing liabilities	7,969,122	32,462	1.65%	7,894,111	197,637	2.50%	7,812,144	61,225	3.15%

Other liabilities	304,759			189,222			196,921

Shareholders’ equity	1,073,276			936,088			932,405

Total liabilities and shareholders’ equity	$11,115,042			$10,549,442			$10,388,359

Net yield on earning assets	$10,189,233	88,577	3.53%	$9,729,909	362,165	3.72%	$9,581,121	85,695	3.60%

Interest rate spread			3.17%			3.25%			3.02%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.

Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended
	March 31,
	2009	2008
Interest income:
Interest and fees on loans, including held for sale	$87,799	$116,288
Interest and dividends on investment securities and federal funds sold	31,557	29,236

Total interest income	119,356	145,524

Interest expense:
Interest on deposits:
Demand-interest bearing	155	964
Savings and money market accounts	5,377	9,643
Certificates and other time deposits	18,588	31,987
Interest on securities sold under agreements to repurchase	999	11,542
Interest on wholesale borrowings	7,343	7,089

Total interest expense	32,462	61,225

Net interest income	86,894	84,299
Provision for loan losses	18,065	11,521

Net interest income after provision for loan losses	68,829	72,778

Other income:
Trust department income	4,790	5,450
Service charges on deposits	14,163	14,736
Credit card fees	11,084	11,157
ATM and other service fees	2,606	2,794
Bank owned life insurance income	3,015	3,201
Investment services and insurance	2,918	2,865
Investment securities gains, net	—	524
Loan sales and servicing income	2,335	1,391
Gain on Visa Inc. redemption	—	7,898
Gain on post medical retirement curtailment	9,543	—
Other operating income	4,734	2,838

Total other income	55,188	52,854

Other expenses:
Salaries, wages, pension and employee benefits	42,682	43,065
Net occupancy expense	6,871	6,754
Equipment expense	5,797	6,194
Stationery, supplies and postage	2,275	2,325
Bankcard, loan processing and other costs	7,842	7,244
Professional services	3,480	1,887
Amortization of intangibles	87	223
Other operating expense	14,169	13,542

Total other expenses	83,203	81,234

Income before federal income tax expense	40,814	44,398
Federal income tax expense	11,380	12,955

Net income	$29,434	$31,443

Other comprehensive income, net of taxes
Unrealized securities’ holding (loss) gain, net of taxes	$15,817	$11,610
Unrealized hedging gain (loss), net of taxes	(94)	(633)
Minimum pension liability adjustment, net of taxes	(277)	873
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	—	341

Total other comprehensive (loss) gain, net of taxes	15,446	11,509

Comprehensive income	$44,880	$42,952

Net income applicable to common shares	$27,563	$31,443

Net income used in diluted EPS calculation	$27,563	$31,447

Weighted average number of common shares outstanding — basic	81,293	80,655

Weighted average number of common shares outstanding — diluted	81,302	80,722

Basic earnings per share	$0.34	$0.39

Diluted earnings per share	$0.34	$0.39

Dividend per share	$0.29	$0.29

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

(Unaudited) (Dollars in thousands, except share data)

	Quarterly Results
	2009	2008	2008	2008	2008
	1st Q	4th Q	3rd Q	2nd Q	1st Q
Interest and fees on loans, including held for sale	$87,799	$105,463	$107,927	$106,516	$116,288
Interest and dividends — securities and federal funds sold	31,557	29,918	29,223	29,255	29,236

Total interest income	119,356	135,381	137,150	135,771	145,524

Interest on deposits:
Demand-interest bearing	155	370	589	591	964
Savings and money market accounts	5,377	6,764	6,932	6,500	9,643
Certificates and other time deposits	18,588	23,816	23,463	26,587	31,987
Securities sold under agreements to repurchase	999	3,752	8,244	8,319	11,542
Wholesale borrowings	7,343	7,441	6,801	6,243	7,089

Total interest expense	32,462	42,143	46,029	48,240	61,225

Net interest income	86,894	93,238	91,121	87,531	84,299
Provision for loan losses	18,065	16,986	15,531	14,565	11,521

Net interest income after provision for loan losses	68,829	76,252	75,590	72,966	72,778

Other income:
Trust department income	4,790	5,291	5,562	5,824	5,450
Service charges on deposits	14,163	15,450	16,648	16,028	14,736
Credit card fees	11,084	11,667	12,084	12,146	11,157
ATM and other service fees	2,606	2,613	2,717	2,770	2,794
Bank owned life insurance income	3,015	2,451	3,139	3,217	3,201
Investment services and insurance	2,918	1,949	2,899	2,790	2,865
Investment securities gains, net	—	1,555	—	47	524
Loan sales and servicing income	2,335	2,294	1,370	1,885	1,391
Gain on Visa Inc.	—	5,768	—	—	7,898
Other operating income	14,277	3,757	2,610	4,051	2,838

Total other income	55,188	52,795	47,029	48,758	52,854

Other expenses:
Salaries, wages, pension and employee benefits	42,682	46,991	45,043	44,364	43,065
Net occupancy expense	6,871	5,950	5,741	6,204	6,754
Equipment expense	5,797	6,139	5,962	5,842	6,194
Stationery, supplies and postage	2,275	2,458	2,347	2,242	2,325
Bankcard, loan processing and other costs	7,842	7,359	7,497	7,356	7,244
Professional services	3,480	3,261	3,966	2,581	1,887
Amortization of intangibles	87	87	86	177	223
Other operating expense	14,169	15,995	9,967	11,784	13,542

Total other expenses	83,203	88,240	80,609	80,550	81,234

Income before income tax expense	40,814	40,807	42,010	41,174	44,398
Federal income taxes	11,380	11,671	12,257	12,021	12,955

Net income	$29,434	$29,136	$29,753	$29,153	$31,443

Other comprehensive income (loss), net of taxes	15,446	5,110	(7,756)	(19,858)	11,509

Comprehensive income	$44,880	$34,246	$21,997	$9,295	$42,952

Net income applicable to common shares	$27,563	$29,136	$29,753	$29,153	$31,443

Adjusted net income used in diluted EPS calculation	$27,563	$29,136	$29,753	$29,154	$31,447

Weighted-average common shares — basic	81,293	80,972	80,869	80,855	80,655

Weighted-average common shares — diluted	81,302	80,981	80,896	80,898	80,722

Basic net income per share	$0.34	$0.36	$0.37	$0.36	$0.39

Diluted net income per share	$0.34	$0.36	$0.37	$0.36	$0.39

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2008 annual period which
is derived from the audited financial statements) (Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2009	2008	2008	2008	2008	2008
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$103,757	$102,007	$98,239	$94,411	$94,205	$94,205
Provision for loan losses	18,065	16,986	15,531	14,565	11,521	58,603
Charge-offs	18,936	17,932	14,957	14,830	14,669	62,388
Recoveries	3,371	2,696	3,194	4,093	3,354	13,337

Net charge-offs	15,565	15,236	11,763	10,737	11,315	49,051

Allowance for loan losses, end of period	$106,257	$103,757	$102,007	$98,239	$94,411	$103,757

Reserve for unfunded lending commitments, beginning of period	$6,588	$6,493	$7,310	$7,903	$7,394	$7,394
Provision for credit losses	(569)	95	(817)	(593)	509	(806)

Reserve for unfunded lending commitments, end of period	$6,019	$6,588	$6,493	$7,310	$7,903	$6,588

Allowance for Credit Losses	$112,276	$110,345	$108,500	$105,549	$102,314	$110,345

Ratios

Provision for loan losses as a % of average loans	0.99%	0.92%	0.85%	0.82%	0.66%	0.81%
Provision for credit losses as a % of average loans	(0.03)%	0.01%	(0.04)%	(0.03)%	0.03%	(0.01)%
Net charge-offs as a % of average loans	0.86%	0.82%	0.64%	0.60%	0.65%	0.68%
Allowance for loan losses as a % of period-end loans	1.45%	1.40%	1.38%	1.36%	1.33%	1.40%
Allowance for credit losses as a % of period-end loans	1.53%	1.49%	1.47%	1.46%	1.45%	1.49%
Allowance for loan losses as a % of nonperforming loans	151.35%	198.76%	264.45%	268.52%	318.89%	198.76%
Allowance for credit losses as a % of nonperforming loans	159.93%	211.38%	281.28%	288.50%	345.59%	211.38%

Asset Quality

Impaired loans:
Nonaccrual	$54,070	$40,195	$29,245	$26,702	$19,777	$40,195
Other nonperforming loans:
Nonaccrual	16,134	12,007	9,328	9,884	9,829	12,007

Total nonperforming loans	70,204	52,202	38,573	36,586	29,606	52,202

Other real estate (“ORE”)	6,039	5,324	4,918	5,053	5,695	5,324

Total nonperforming assets (“NPAs”)	$76,243	$57,526	$43,491	$41,639	$35,301	$57,526

NPAs as % of period-end loans + ORE	1.04%	0.77%	0.59%	0.57%	0.50%	0.77%

Past due 90 days or more & accruing interest	$18,602	$23,928	$16,241	$10,654	$10,931	$23,928

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited) (Dollars in thousands)

	2009	2008	2008	2008	2008
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER INCOME DETAIL

Trust department income	$4,790	$5,291	$5,562	$5,824	$5,450
Service charges on deposits	14,163	15,450	16,648	16,028	14,736
Credit card fees	11,084	11,667	12,084	12,146	11,157
ATM and other service fees	2,606	2,613	2,717	2,770	2,794
Bank owned life insurance income	3,015	2,451	3,139	3,217	3,201
Investment services and insurance	2,918	1,949	2,899	2,790	2,865
Investment securities gains, net	—	1,555	—	47	524
Loan sales and servicing income	2,335	2,294	1,370	1,885	1,391
Gain on Visa Inc.	—	5,768	—	—	7,898
Gain on post medical retirement curtailment	9,543	—	—	—	0
Other operating income	4,734	3,757	2,610	4,051	2,838

Total Other Income	$55,188	$52,795	$47,029	$48,758	$52,854

	2009	2008	2008	2008	2008
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$42,682	$46,991	$45,043	$44,364	$43,065
Net occupancy expense	6,871	5,950	5,741	6,204	6,754
Equipment expense	5,797	6,139	5,962	5,842	6,194
Taxes, other than federal income taxes	1,626	1,463	1,714	1,701	1,702
Stationery, supplies and postage	2,275	2,458	2,347	2,242	2,325
Bankcard, loan processing and other costs	7,842	7,359	7,497	7,356	7,244
Advertising	1,971	1,863	2,476	2,489	2,666
Professional services	3,480	3,261	3,966	2,581	1,887
Telephone	1,014	978	956	994	1,019
Amortization of intangibles	87	87	86	177	223
Other operating expense	9,558	11,691	4,821	6,600	8,155

Total Other Expenses	$83,203	$88,240	$80,609	$80,550	$81,234

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

(Unaudited) (Dollars in thousands)

	Quarters ended		Year ended
	March 31,		December 31,
	2009	2008	2008
Allowance for loan losses — beginning of period	$103,757	$94,205	$94,205
Loans charged off:
Commercial	4,554	3,453	16,318
Mortgage	923	1,280	4,696
Installment	8,438	6,004	24,740
Home equity	1,535	1,066	4,153
Credit cards	2,967	2,293	9,821
Leases	—	—	26
Overdrafts	519	573	2,634

Total	18,936	14,669	62,388

Recoveries:
Commercial	224	722	2,388
Mortgage	26	32	76
Installment	2,401	1,742	7,071
Home equity	85	100	851
Credit cards	387	459	1,831
Manufactured housing	53	72	247
Leases	5	38	104
Overdrafts	190	189	769

Total	3,371	3,354	13,337

Net charge-offs	15,565	11,315	49,051
Provision for loan losses	18,065	11,521	58,603

Allowance for loan losses — end of period	$106,257	$94,411	$103,757

Average loans outstanding	$7,381,019	$7,023,928	$7,203,946

Ratio to average loans:
(Annualized) net charge-offs	0.86%	0.65%	0.68%

Provision for loan losses	0.99%	0.66%	0.81%

Loans outstanding — period-end	$7,350,763	$7,072,797	$7,425,613

Allowance for credit losses:	$112,276	$102,314	$110,345

As a multiple of (annualized) net charge-offs	1.78	2.25	2.25

Allowance for loan losses:
As a percent of period-end loans outstanding	1.45%	1.33%	1.40%

As a multiple of (annualized) net charge-offs	1.68	2.07	2.12